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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 2002 relating to the financial statements and financial statement schedules of Dean Foods Company appearing in the Annual Report on Form 10-K of Dean Foods Company for the year ended December 31, 2001.



/s/ Deloitte & Touche LLP

Dallas, Texas
February 12, 2003